EXHIBIT 99.1

------------------
 -------
 STANDARD         Standard & Poor's Ratings Services                                   09-15-2004
 -------          Misc                                                                 11:59:12 AM
 & POOR'S         AF15 43M gwac gt 5 125 levels 9-15
 -------                                                                                     FINAL
------------------

                  POOL/PORTFOLIO LOSS COVERAGE SUMMARY REPORT
                  (Without Factors)


                                                 'AAA'
---------------------------------------------------------
Weighted Average Foreclosure Frequency           16.09
Loss Severity                                    33.74
---------------------------------------------------------
Net Loss Coverage                                 5.43
Simultaneous Seconds Factor                       1.00 (x)
---------------------------------------------------------
LC after Simultaneous Seconds Factor              5.43
Pool Size Factor                                  1.00 (x)
---------------------------------------------------------
Total Loss Coverage                               5.43


Rating Category       Total LC      Total WAFF   Total LS
---------------------------------------------------------
'AAA'                   5.43          16.09        33.74
'AA+'                   4.07          14.15        28.74
'AA'                    3.12          11.81        26.41
'AA-'                   2.78          11.04        25.22
'A+'                    2.38          10.31        23.13
'A'                     2.09          9.51         22.01
'A-'                    1.86          8.89         20.90
'BBB+'                  1.65          8.15         20.26
'BBB'                   1.47          7.49         19.61
'BBB-'                  1.26          6.56         19.22
'BB+'                   1.04          5.54         18.82
'BB'                    0.84          4.52         18.63
'BB-'                   0.68          3.66         18.43
'B+'                    0.51          2.81         18.24
'B'                     0.35          1.95         18.04
'B-'                    0.19          1.09         17.66


        Pool Modified Date - 09/15/2004

    Total Analyzed Balance $ 43,243,849.03


----------------------------------------------

                 Total Loans in Pool 435

      Total Loans with FATAL Errors 0

      Total Loans with Assumptions 0

              Total Loans Analyzed 435

----------------------------------------------


           Range of Expected Loss
           ----------------------

      0.26 %    <---------->     0.44 %

$ 113,995.13    <---------->     $ 189,991.88


                                                                                                       Coverage Amount

OTHER RISKS                                                             Coverage Amount ($)            % of Total Pool
                                                                        -------------------            ---------------
                                            Bankruptcy
          Sum[(0.06% x Balance) of loans with Original
   (or Adjusted, if applicable) 1st/Combined LTV> 75%]                          9,647.83                     0.022
                                               Minimum                        100,000.00

                                                 Fraud                                      'AAA'
                                                Year 1                                         2.00
                                                Year 2                                         1.00
                                                Year 3                                         1.00
                                                Year 4                                         1.00
                                                Year 5                                         1.00

                                        Special Hazard

                                   1% of Total Balance                        432,438.49                     1.000
                              2 x Largest Loan Balance                        953,310.98                     2.205
                     Largest Balance in CA Zip - 90018                        441,443.92                     1.021
                                               Minimum                        216,219.25                     0.500

The above analysis is based upon the input data, which data may be obsolete, inaccurate or incomplete, and Standard & Poor's may apply other requirements to a transaction involving the loans analyzed. Ratings requirements are subject to change. The information contained herein does not indicate that Standard & Poor's has consented to being an "expert" under the Federal securities laws and this analysis is not a recommendation to buy, hold or sell residential mortgage loans or pools of loans. House price movements used in calculating the S&P Housing Volatility Index, and to update LTVs in seasoned loans, are obtained from the Office of Federal Housing Enterprise Oversight (OFHEO), an agency of the U.S. Federal Government.

All data in this report refers to Analyzed Loans

Report 18             Standard & Poor's LEVELS(R)  ver 5.6

                                        ----------------------------------------
                                           The McGraw-Hill Companies
                                        ----------------------------------------

                               UBS Investment Bank
                            Fixed Bid Stratification

   Available; No PIF's; (less FHA/VA); '; af15sept/oct; conf inv; 15yr; '; New
================================================================================


----------------------------------------------------------------------
Pool Summary                        COUNT               UPB         %
----------------------------------------------------------------------
Conforming                            435    $43,243,849.00    100.00%
----------------------------------------------------------------------
Total:                                435    $43,243,849.00    100.00%
----------------------------------------------------------------------
Adjusted Balance: $43,243,849.03
Data as of Date: 2004-09-01
GROSS WAC: 5.8122%
NET WAC: 5.562%
% IO's: 0.00%
% SF/PUD: 56.67%
% FULL/ALT/DULP: 98.13%
% CASHOUT: 38.01%
% PURCHASE: 34.58%
% INVESTOR: 100.00%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 66.11%
% FICO > 679: 72.38%
% NO FICO: 0.60%
WA FICO: 709
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.00%
CALIFORNIA %: 23.23%
Latest Maturity Date: 20190901
Loans with Prepay Penalties: 0.00%
----------------------------------------------------------------------


----------------------------------------------------------------------
Product Type                        COUNT               UPB         %
----------------------------------------------------------------------
15 YR FXD                             435    $43,243,849.00    100.00%
----------------------------------------------------------------------
Total:                                435    $43,243,849.00    100.00%
----------------------------------------------------------------------


----------------------------------------------------------------------
Original Balance                    COUNT               UPB         %
----------------------------------------------------------------------
$0.01 - $50,000.00                     81     $3,057,252.00      6.72%
$50,000.01 - $100,000.00              193     13,954,136.00     30.69
$100,000.01 - $150,000.00              87     10,766,454.00     23.68
$150,000.01 - $200,000.00              30      5,251,300.00     11.55
$200,000.01 - $250,000.00              18      4,121,082.00      9.06
$250,000.01 - $300,000.00              14      3,886,743.00      8.55
$300,000.01 - $350,000.00               6      1,965,000.00      4.32
$350,000.01 - $400,000.00               3      1,144,800.00      2.52
$400,000.01 - $450,000.00               2        847,500.00      1.86
$450,000.01 - $500,000.00               1        480,000.00      1.06
----------------------------------------------------------------------
Total:                                435    $45,474,267.00    100.00%
----------------------------------------------------------------------
Minimum: $13,950.00
Maximum: $480,000.00
Average: $104,538.54
----------------------------------------------------------------------


----------------------------------------------------------------------
Unpaid Balance                      COUNT               UPB         %
----------------------------------------------------------------------
$0.01 - $50,000.00                     94     $3,743,164.00      8.26%
$50,000.01 - $100,000.00              191     14,368,840.00     31.71
$100,000.01 - $150,000.00              81     10,350,044.00     22.84
$150,000.01 - $200,000.00              32      5,922,862.00     13.07
$200,000.01 - $250,000.00              16      3,930,551.00      8.67
$250,000.01 - $300,000.00               9      2,578,620.00      5.69
$300,000.01 - $350,000.00               7      2,335,775.00      5.15
$350,000.01 - $400,000.00               3      1,192,814.00      2.63
$400,000.01 - $450,000.00               1        416,916.00      0.92
$450,000.01 - $500,000.00               1        476,655.00      1.05
----------------------------------------------------------------------
Total:                                435    $45,316,242.00    100.00%
----------------------------------------------------------------------
Minimum: $13,950.00
Maximum: $476,655.49
Average: $104,175.27
----------------------------------------------------------------------


----------------------------------------------------------------------
Gross Rate                          COUNT               UPB         %
----------------------------------------------------------------------
5.001% - 5.250%                        23     $3,135,312.00      7.25%
5.251% - 5.500%                        55      7,110,958.00     16.44
5.501% - 5.750%                       101     10,974,646.00     25.38
5.751% - 6.000%                       144     13,034,014.00     30.14
6.001% - 6.250%                        87      7,668,440.00     17.73
6.251% - 6.500%                        19        964,940.00      2.23
6.501% - 6.750%                         6        355,540.00      0.82
----------------------------------------------------------------------
Total:                                435    $43,243,849.00    100.00%
----------------------------------------------------------------------
Minimum: 5.125%
Maximum: 6.750%
Weighted Average: 5.812%
----------------------------------------------------------------------


----------------------------------------------------------------------
Net Rate                            COUNT               UPB         %
----------------------------------------------------------------------
4.751% - 5.000%                        23     $3,135,312.00      7.25%
5.001% - 5.250%                        55      7,110,958.00     16.44
5.251% - 5.500%                       101     10,974,646.00     25.38
5.501% - 5.750%                       144     13,034,014.00     30.14
5.751% - 6.000%                        87      7,668,440.00     17.73
6.001% - 6.250%                        19        964,940.00      2.23
6.251% - 6.500%                         6        355,540.00      0.82
----------------------------------------------------------------------
Total:                                435    $43,243,849.00    100.00%
----------------------------------------------------------------------
Minimum: 4.875%
Maximum: 6.500%
Weighted Average: 5.562%
----------------------------------------------------------------------


----------------------------------------------------------------------
Original Term to Maturity           COUNT               UPB         %
----------------------------------------------------------------------
121 - 180                             435    $43,243,849.00    100.00%
----------------------------------------------------------------------
Total:                                435    $43,243,849.00    100.00%
----------------------------------------------------------------------
Minimum: 132
Maximum: 180
Weighted Average: 180
----------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Sep 15, 2004 11:51                  Page 1  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

   Available; No PIF's; (less FHA/VA); '; af15sept/oct; conf inv; 15yr; '; New
================================================================================


----------------------------------------------------------------------
Remaining Term to Stated Maturity   COUNT               UPB         %
----------------------------------------------------------------------
121 - 180                             435    $43,243,849.00    100.00%
----------------------------------------------------------------------
Total:                                435    $43,243,849.00    100.00%
----------------------------------------------------------------------
Minimum: 130
Maximum: 180
Weighted Average: 179
----------------------------------------------------------------------

----------------------------------------------------------------------
Seasoning                           COUNT               UPB         %
----------------------------------------------------------------------
<= 0                                  112    $10,891,178.00     25.19%
1 - 1                                 184     18,501,182.00     42.78
2 - 2                                  74      6,930,183.00     16.03
3 - 3                                  48      4,739,495.00     10.96
4 - 4                                   6      1,093,251.00      2.53
5 - 5                                   2        385,673.00      0.89
7 - 12                                  8        618,692.00      1.43
25 - 36                                 1         84,196.00      0.19
----------------------------------------------------------------------
Total:                                435    $43,243,849.00    100.00%
----------------------------------------------------------------------
Minimum: 0
Maximum: 33
Weighted Average: 1
----------------------------------------------------------------------


----------------------------------------------------------------------
FICO Scores                         COUNT               UPB         %
----------------------------------------------------------------------
0 - 0                                   4       $259,647.00      0.60%
520 - 529                               1        163,211.00      0.38
570 - 579                               1         76,274.00      0.18
580 - 589                               1         43,681.00      0.10
600 - 609                               3        263,798.00      0.61
610 - 619                               3        219,650.00      0.51
620 - 629                               9        860,055.00      1.99
630 - 639                               9        972,243.00      2.25
640 - 649                              14      1,001,506.00      2.32
650 - 659                              18      1,968,835.00      4.55
660 - 669                              18      1,667,955.00      3.86
670 - 679                              36      4,447,575.00     10.28
680 - 689                              25      2,098,648.00      4.85
690 - 699                              32      4,365,391.00     10.09
700 - 709                              46      4,213,592.00      9.74
710 - 719                              44      4,926,110.00     11.39
720 - 729                              22      1,736,775.00      4.02
730 - 739                              38      3,659,275.00      8.46
740 - 749                              17      2,025,217.00      4.68
750 - 759                              19      1,792,007.00      4.14
760 - 769                              22      1,884,897.00      4.36
770 - 779                              19      1,864,108.00      4.31
780 - 789                              20      1,630,751.00      3.77
790 - 799                               8        637,439.00      1.47
800 - 809                               3        154,257.00      0.36
810 - 819                               2        246,439.00      0.57
890 - 899                               1         64,511.00      0.15
----------------------------------------------------------------------
Total:                                435    $43,243,849.00    100.00%
----------------------------------------------------------------------
Minimum: 0
Maximum: 898
Weighted Average: 709
----------------------------------------------------------------------


----------------------------------------------------------------------
Loan To Value Ratio                 COUNT               UPB         %
----------------------------------------------------------------------
10.001% - 15.000%                       2       $139,806.00      0.32%
15.001% - 20.000%                       3        547,643.00      1.27
20.001% - 25.000%                      10        881,250.00      2.04
25.001% - 30.000%                      10      1,016,691.00      2.35
30.001% - 35.000%                      12      1,243,823.00      2.88
35.001% - 40.000%                      11      1,577,477.00      3.65
40.001% - 45.000%                       9      1,232,338.00      2.85
45.001% - 50.000%                       9        778,414.00      1.80
50.001% - 55.000%                      20      2,058,862.00      4.76
55.001% - 60.000%                      24      2,761,841.00      6.39
60.001% - 65.000%                      25      2,335,868.00      5.40
65.001% - 70.000%                      51      6,498,697.00     15.03
70.001% - 75.000%                      56      6,007,229.00     13.89
75.001% - 80.000%                     160     14,026,121.00     32.43
80.001% - 85.000%                       7        439,095.00      1.02
85.001% - 90.000%                      26      1,698,695.00      3.93
----------------------------------------------------------------------
Total:                                435    $43,243,849.00    100.00%
----------------------------------------------------------------------
Minimum: 10.16%
Maximum: 90.00%
Weighted Average: 66.11%
----------------------------------------------------------------------


----------------------------------------------------------------------
Combined Loan To Value Ratio        COUNT               UPB         %
----------------------------------------------------------------------
10.001% - 15.000%                       2       $139,806.00      0.32%
15.001% - 20.000%                       3        547,643.00      1.27
20.001% - 25.000%                      10        881,250.00      2.04
25.001% - 30.000%                      10      1,016,691.00      2.35
30.001% - 35.000%                      12      1,243,823.00      2.88
35.001% - 40.000%                      11      1,577,477.00      3.65
40.001% - 45.000%                       9      1,232,338.00      2.85
45.001% - 50.000%                       9        778,414.00      1.80
50.001% - 55.000%                      20      2,058,862.00      4.76
55.001% - 60.000%                      24      2,761,841.00      6.39
60.001% - 65.000%                      25      2,335,868.00      5.40
65.001% - 70.000%                      51      6,498,697.00     15.03
70.001% - 75.000%                      56      6,007,229.00     13.89
75.001% - 80.000%                     160     14,026,121.00     32.43
80.001% - 85.000%                       7        439,095.00      1.02
85.001% - 90.000%                      26      1,698,695.00      3.93
----------------------------------------------------------------------
Total:                                435    $43,243,849.00    100.00%
----------------------------------------------------------------------
Minimum: 10.16%
Maximum: 90.00%
Weighted Average: 66.11%
----------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Sep 15, 2004 11:51                  Page 2  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

   Available; No PIF's; (less FHA/VA); '; af15sept/oct; conf inv; 15yr; '; New
================================================================================


----------------------------------------------------------------------
DTI                                 COUNT               UPB         %
----------------------------------------------------------------------
<= 0.000%                             156    $15,768,595.00     36.46%
1.001% - 6.000%                        16      1,237,852.00      2.86
6.001% - 11.000%                       28      2,280,356.00      5.27
11.001% - 16.000%                      29      3,182,504.00      7.36
16.001% - 21.000%                      23      1,836,110.00      4.25
21.001% - 26.000%                      18      1,438,186.00      3.33
26.001% - 31.000%                      25      2,742,162.00      6.34
31.001% - 36.000%                      17      1,470,814.00      3.40
36.001% - 41.000%                      32      4,162,831.00      9.63
41.001% - 46.000%                      36      3,680,143.00      8.51
46.001% - 51.000%                      19      2,032,772.00      4.70
51.001% - 56.000%                      12      1,090,869.00      2.52
56.001% - 61.000%                       4        340,728.00      0.79
61.001% - 66.000%                       9      1,076,717.00      2.49
66.001% - 71.000%                       6        397,246.00      0.92
76.001% - 81.000%                       1        291,515.00      0.67
81.001% - 86.000%                       1         48,224.00      0.11
86.001% - 91.000%                       1         71,750.00      0.17
91.001% - 96.000%                       2         94,476.00      0.22
----------------------------------------------------------------------
Total:                                435    $43,243,849.00    100.00%
----------------------------------------------------------------------
Minimum: 0.000%
Maximum: 93.800%
Weighted Average: 32.734%
----------------------------------------------------------------------


----------------------------------------------------------------------
Geographic Concentration            COUNT               UPB         %
----------------------------------------------------------------------
California                             67    $10,045,055.00     23.23%
New York                               32      3,579,806.00      8.28
Texas                                  45      3,514,879.00      8.13
Florida                                28      2,705,300.00      6.26
Illinois                               16      1,781,905.00      4.12
Washington                             10      1,768,005.00      4.09
Georgia                                19      1,684,375.00      3.90
Virginia                               15      1,463,491.00      3.38
Pennsylvania                           21      1,242,296.00      2.87
Massachusetts                           6      1,208,320.00      2.79
New Jersey                              5      1,053,005.00      2.44
Maryland                               10        948,598.00      2.19
Arizona                                12        903,615.00      2.09
Utah                                   10        857,724.00      1.98
North Carolina                         14        821,601.00      1.90
District Of Columbia                    5        780,411.00      1.80
Arkansas                               13        738,142.00      1.71
Louisiana                               8        657,534.00      1.52
Indiana                                 7        609,746.00      1.41
Ohio                                    8        585,491.00      1.35
Oregon                                  6        581,855.00      1.35
Wisconsin                               5        573,898.00      1.33
Tennessee                               5        451,288.00      1.04
Oklahoma                                5        427,010.00      0.99
Missouri                                7        391,683.00      0.91
Nevada                                  5        383,533.00      0.89
Michigan                                8        345,695.00      0.80
Hawaii                                  3        343,158.00      0.79
Kentucky                                3        320,847.00      0.74
Colorado                                4        294,697.00      0.68
Mississippi                             5        292,060.00      0.68
Connecticut                             3        231,194.00      0.53
Idaho                                   2        223,560.00      0.52
South Carolina                          5        215,770.00      0.50
New Mexico                              2        187,648.00      0.43
Alabama                                 5        185,320.00      0.43
Vermont                                 1        181,831.00      0.42
Iowa                                    2        124,390.00      0.29
Wyoming                                 1        113,214.00      0.26
Minnesota                               2        107,701.00      0.25
Montana                                 1        101,772.00      0.24
South Dakota                            1         76,319.00      0.18
Kansas                                  1         60,193.00      0.14
West Virginia                           1         40,050.00      0.09
Delaware                                1         39,865.00      0.09
----------------------------------------------------------------------
Total:                                435    $43,243,849.00    100.00%
----------------------------------------------------------------------


----------------------------------------------------------------------
North-South CA                      COUNT               UPB         %
----------------------------------------------------------------------
States Not CA                         368    $33,198,794.00     76.77%
South CA                               44      6,775,909.00     15.67
North CA                               23      3,269,146.00      7.56
----------------------------------------------------------------------
Total:                                435    $43,243,849.00    100.00%
----------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Sep 15, 2004 11:51                  Page 3  of  4

----------------------------------------------------------------------
Zip Code Concentration              COUNT               UPB         %
----------------------------------------------------------------------
99208                                   2       $630,000.00      1.46%
75061                                   4        570,700.00      1.32
20010                                   2        566,753.00      1.31
02135                                   1        476,655.00      1.10
90018                                   2        441,444.00      1.02
Other                                 424     40,558,296.00     93.79
----------------------------------------------------------------------
Total:                                435    $43,243,849.00    100.00%
----------------------------------------------------------------------


----------------------------------------------------------------------
Loan Purpose                        COUNT               UPB         %
----------------------------------------------------------------------
Cash Out Refi                         156    $16,436,369.00     38.01%
Purchase                              152     14,952,485.00     34.58
Rate & Term Refi                      127     11,854,995.00     27.41
----------------------------------------------------------------------
Total:                                435    $43,243,849.00    100.00%
----------------------------------------------------------------------


----------------------------------------------------------------------
Cashout Indicator                   COUNT               UPB         %
----------------------------------------------------------------------
No                                    279    $26,807,480.00     61.99%
Yes                                   156     16,436,369.00     38.01
----------------------------------------------------------------------
Total:                                435    $43,243,849.00    100.00%
----------------------------------------------------------------------


----------------------------------------------------------------------
INTCALCTYPE                         COUNT               UPB         %
----------------------------------------------------------------------
Interest In Arrears                   435    $43,243,849.00    100.00%
----------------------------------------------------------------------
Total:                                435    $43,243,849.00    100.00%
----------------------------------------------------------------------


----------------------------------------------------------------------
Document Type                       COUNT               UPB         %
----------------------------------------------------------------------
Full                                  300    $30,026,809.00     69.44%
Alternate                             123     12,407,706.00     28.69
Streamline                              7        481,737.00      1.11
Express                                 5        327,597.00      0.76
----------------------------------------------------------------------
Total:                                435    $43,243,849.00    100.00%
----------------------------------------------------------------------


----------------------------------------------------------------------
Property Type                       COUNT               UPB         %
----------------------------------------------------------------------
Single Family                         255    $21,927,928.00     50.71%
Two Family                             57      6,309,094.00     14.59
Four Family                            20      3,407,726.00      7.88
Low Rise Condo (2-4 floors)            32      3,207,168.00      7.42
Pud                                    26      2,578,508.00      5.96
Three Family                            9      2,406,831.00      5.57
Condomimium                            24      2,318,851.00      5.36
High Rise Condo (gt 8 floors)           3        538,137.00      1.24
Townhouse                               6        355,612.00      0.82
Mid Rise Condo (4-8 floors)             3        193,995.00      0.45
----------------------------------------------------------------------
Total:                                435    $43,243,849.00    100.00%
----------------------------------------------------------------------


----------------------------------------------------------------------
Occupancy                           COUNT               UPB         %
----------------------------------------------------------------------
Investor Occupied                     435    $43,243,849.00    100.00%
----------------------------------------------------------------------
Total:                                435    $43,243,849.00    100.00%
----------------------------------------------------------------------


----------------------------------------------------------------------
Prepayment Penalty (Months)         COUNT               UPB         %
----------------------------------------------------------------------
0.000                                 435    $43,243,849.00    100.00%
----------------------------------------------------------------------
Total:                                435    $43,243,849.00    100.00%
----------------------------------------------------------------------
wa Term: 0.000
----------------------------------------------------------------------


----------------------------------------------------------------------
Balloon Flag                        COUNT               UPB         %
----------------------------------------------------------------------
Not a Balloon Loan                    435    $43,243,849.00    100.00%
----------------------------------------------------------------------
Total:                                435    $43,243,849.00    100.00%
----------------------------------------------------------------------


----------------------------------------------------------------------
Lien Position                       COUNT               UPB         %
----------------------------------------------------------------------
1                                     435    $43,243,849.00    100.00%
----------------------------------------------------------------------
Total:                                435    $43,243,849.00    100.00%
----------------------------------------------------------------------


----------------------------------------------------------------------
Mortgage Ins.                       COUNT               UPB         %
----------------------------------------------------------------------
Amerin                                  1        $65,704.00      0.15%
GEMICO                                  5        219,992.00      0.51
MGIC                                   11        788,240.00      1.82
PMI Mortgage Insurance                  5        269,365.00      0.62
Radian Guaranty                         2        195,214.00      0.45
Republic Mortgage Insurance             1         55,413.00      0.13
United Guaranty                         8        543,862.00      1.26
LTV <=80                              402     41,106,059.00     95.06
----------------------------------------------------------------------
Total:                                435    $43,243,849.00    100.00%
----------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
----------------------------------------------------------------------



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The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
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